Exhibit 10.4
EXECUTION VERSION

AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is made as of August 11, 2017, by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (“Borrower”), each of the other Loan Parties party to the Security Agreement (as defined below), and SUNTRUST BANK, in its capacity as Collateral Agent to the Secured Parties (the “Collateral Agent”) under that certain Second Amended and Restated Pledge and Security Agreement, dated as of November 5, 2012 (as amended by that certain Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment No. 1 to Second Amended and Restated Pledge and Security Agreement, dated as of December 20, 2016 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by the Borrower and the other Loan Parties party thereto from time to time in favor of Collateral Agent. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Security Agreement (either as defined therein or as incorporated by reference to other documents).

W I T N E S S E T H:

WHEREAS, the Loan Parties and the Note Purchasers have entered into the Third Amended and Restated Senior Secured Note Purchase Agreement (the “Note Purchase Agreement”) on the date hereof for the purpose of issuing additional notes thereunder;

WHEREAS, it is a condition precedent to the obligations of the Note Purchasers to enter into the Note Purchase Agreement that each of the Loan Parties enter into this Amendment to amend the Security Agreement; and

WHEREAS, each of the parties hereto desires to amend the Security Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1.Amendment to Security Agreement.

(a)     Section 1.1 of the Security Agreement is hereby amended by deleting the phrase “(as in effect on the date hereof)” set forth therein.

2.Representations and Warranties. Each Loan Party hereby confirms to the Collateral Agent and the Secured Parties that the representations and warranties set forth in the Loan Documents and the Note Documents made by such Loan Party are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and, to the extent such representations and warranties are already qualified by concepts of materiality, shall be true and correct in all respects), and shall be deemed to be remade as of the date hereof. Each Loan Party hereby represents and warrants to the Collateral Agent that: (i) such Loan Party has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Amendment shall be valid, binding and enforceable upon such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the

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enforcement of creditors’ rights generally and by general principles of equity; and (iii) the execution and delivery of this Amendment does not and shall not contravene, conflict with, violate or constitute a default under (A) the articles or certificate of incorporation, articles or certificate of formation, bylaws, limited liability company agreement or other similar constituent documents of such Loan Party, as applicable, (B) any applicable law, rule, regulation, judgment, decree or order, except for any such violation which could not reasonably be expected to have a Material Adverse Effect or (C) the provisions of any material indenture, instrument or agreement to which the Borrower or any of its Restricted Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or a Restricted Subsidiary pursuant to the terms of, any such indenture, instrument or agreement. Each Loan Party hereby confirms to the Collateral Agent that the covenants set forth in the Security Agreement have been complied with, and such covenants are reaffirmed and remade as of the date hereof.

3.Ratification of Liability; Effect. Each of the Loan Documents and the Note Documents (in each case, if applicable, as amended or otherwise modified through the date hereof) shall remain in full force and effect in accordance with their respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under each of the Loan Documents and the Note Documents to which it is a party, and acknowledges that (i) as of the date hereof, such Loan Party has no defenses, claims or set-offs to the enforcement by the Collateral Agent or any other Secured Party of such liabilities, obligations and agreements, (ii) as of the date hereof Collateral Agent and each Secured Party have fully performed all obligations to such Loan Party which Collateral Agent and each Secured Party may have had or have on and as of the date hereof and (iii) the Collateral Agent does not waive, diminish or limit any term, condition or covenant contained in the Loan Documents and the Note Documents (in each case, if applicable, as amended or otherwise modified through the date hereof).

4.Successors and Assigns. This Amendment shall be binding upon each Loan Party and its successors and assigns and shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and permitted assigns; all references herein to a Loan Party shall be deemed to include their respective successors and assigns. The successors and assigns of each Loan Party shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

5.Governing Law. This Amendment and any claims, controversies, disputes or causes of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

6.Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceability such provision in any other jurisdiction.

7.Merger. This Amendment constitutes the entire agreement among the parties hereto regarding the subject matters hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matters.

8.Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or by email, in pdf format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an

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executed counterpart of a signature page of this Amendment by telecopy, email, .PDF or other similar electronic format, shall be effective as delivery of a manually executed counterpart of this Amendment.

9.Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

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IN WITNESS WHEREOF, this Amendment has been duly executed by the undersigned as of the day and year first set forth above.

LOAN PARTIES:

ENCORE CAPITAL GROUP, INC.
MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

MIDLAND INDIA LLC

By: /s/ Ashish Masih
Name: Ashish Masih
Title: President

[SIGNATURE PAGE TO AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: /s/ Darin Herring
Name: Darin Herring
Title: Vice President, Operations

[SIGNATURE PAGE TO AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call
Name: Greg Call
Title: Secretary

[SIGNATURE PAGE TO AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

COLLATERAL AGENT:

SUNTRUST BANK, as Collateral Agent

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

[SIGNATURE PAGE TO AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]